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                                                                   EXHIBIT 10.37

                              DATED 21 April 1997





                         PAYLESS PROPERTIES LIMITED (1)

                        HORIZON EXPLORATION LIMITED (2)




                       ---------------------------------

                              U N D E R L E A S E
                                  O F  P A R T
                                     - of -

                          Ground Floor  Suffolk House
                        154 High Street  Sevenoaks  Kent


                       ---------------------------------


               Term commences           :        21 April 1997

               Term expires             :        20 December 2011

               Initial Rent             :        L.62,100 p.a.




                                  MANCHES & CO
                                 Aldwych House
                                   81 Aldwych
                                London WC2B 4RP
                              Tel : 0171 404 4433
                                 Ref : S627/MEJ
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                                     INDEX

1. DEFINITIONS

2. DEMISE

3. TENANT'S COVENANTS

         3.1 To pay rents
         3.2 To pay rates and taxes
         3.3 To pay interest
         3.4 To pay Value Added Tax
         3.5 To pay for all electricity water and other services
         3.6 To pay Landlord's costs of abating a nuisance
         3.7 To pay costs
         3.8 To pay service charge
         3.9 To repair interior
         3.10 To clean windows
         3.11 To paint interior
         3.12 To comply with all statutes
         3.13 To deliver up
         3.14 To permit entry to view state of repair
         3.15 To permit entry for repairs or to carry out works
         3.16 To permit Landlord to obstruct lights and easements
         3.17 To permit works on adjoining premises
         3.18 Not to make alterations and additions
         3.19 Not to set up engines or machinery
         3.20 Not to exhibit any sign without approval
         3.21 Not to hang goods
         3.22 Prohibited activities
         3.23 User
         3.24 Not to obstruct windows or permit encroachments
         3.25 Not to obstruct sewers drains or watercourses
         3.26 Refuse
         3.27 Weights
         3.28 Electrical supplies
         3.29 The Planning Acts
         3.30 Alienation
         3.31 Notice of Dealings
         3.32 To permit persons to view
         3.33 Notice to Landlords
         3.34 Indemnity
         3.35 Insurance
         3.36 Death of Surety
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         3.37 Defective Premises Act 1972
         3.38 Regulations
         3.39 Information
         3.40 Superior Lease
         3.41 Documents in Part III of Second Schedule
         3.42 Keyholders

4. LANDLORD'S COVENANTS

         4.1 Quiet Enjoyment
         4.2 In  surance
         4.3 Repair and Maintenance
         4.4 Superior Lease Rents
         4.5 Superior Lease Covenants

5. PROVISOS

         5.1 Proviso for re-entry
         5.2 Suspension of rent
         5.3 Notices
         5.4 Compensation
         5.5 Neighbouring development
         5.6 Exclusion of implied easements
         5.7 Continuation of obligations
         5.8 Damages
         5.9 Waiver and Interest
         5.10 User Warranty
         5.11 Right to distrain
         5.12 Disputes
         5.13 Value Added Tax
         5.14 Commission
         5.15 Landlord's liability
         5.16 Tenant's goods
         5.17 Party Structures
         5.18 Exclusion of representations
         5.19 Jurisdiction
         5.20 Headings
         5.21 Break Clause
         5.22 Court Order
         5.23 Superior Lease
         5.24 New Lease
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THE FIRST SCHEDULE - the Demised Premises

THE SECOND SCHEDULE - rights, exceptions and reservations

THE THIRD SCHEDULE - rent review

THE FOURTH SCHEDULE - Service Charge
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T H I S   U N D E R L E A S E made the 21 day of April One thousand nine hundred and ninety-seven

B E T W E E N PAYLESS PROPERTIES LIMITED (Company Number 543407) whose registered office is at 1 Thane Road West Nottingham NG2 3AA (hereinafter called "the Landlord") of the one part and HORIZON EXPLORATION LIMITED (Company Number 2804983) whose registered office is at 6 Pembroke Road Sevenoaks Kent (hereinafter called "the Tenant") of the other part


W I T N E S S E T H as follows:

1. DEFINITIONS

         1.1 IN this Deed unless there be something in the subject or context inconsistent therewith the following expressions shall have the following meanings

                 1.1.1 "the Landlord" shall include its successors in title and the reversioners for the time being immediately expectant on the determination of the Term

                 1.1.2    "the Tenant" shall include its successors in title

                 1.1.3 "these Presents" shall mean this Deed and the Schedules hereto any license granted pursuant hereto any Deed of Variation of the provisions hereof and any instrument made supplemental hereto

                 1.1.4 "the Demised Premises" shall mean the whole and every part of the premises described in the First Schedule hereto and any alterations or additions to the said premises together with all fixtures and fittings in the nature of landlord's fixtures and fittings and plant and machinery and electrical and other service installations which are now or at any time hereafter may be affixed to or upon the said premises

                 1.1.5 "the Building" means the building situate at and known as Suffolk House 154 High Street Sevenoaks Kent

                 1.1.6    "the Term" shall mean the term hereby granted

                 1.1.7 "the Insured Risks" shall mean fire and such other insurable risks (including if the Landlord or the Superior Landlord so requires property owners and third party liability insurance) as the Landlord or the Superior Landlord in their absolute discretion may from time to time insure against subject to such exclusions and limitations as may be imposed by the





                                       s1
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Insurers or agreed between the Landlord or the Superior Landlord and the
Insurers pursuant to the provisions of the Superior Lease

                 1.1.8 "the Planning Acts" shall mean the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and all other legislation for the time being relating to Town and Country Planning or to development control and any regulations rules orders instruments plans permissions or directions made under any of the foregoing

                 1.1.9 "the Superior Lease means the lease dated 26 February 1987 made between M & G Life Assurance Company Limited (1) Payless D.I.Y. Limited (2) and Ward White Retail (U.K.) Limited (3) under which the Landlord holds the Building

                 1.1.10 "the Superior Landlord" means the person or persons for the time being entitled to the reversion mediately or immediately expectant on the determination of the Superior Lease

         1.2 This lease shall unless the context otherwise requires be construed on the basis that:

                 1.2.1 where two or more persons are respectively included in the expressions "the Landlord" "the Tenant" and "the Surety" the covenants expressed to be made by the Landlord the Tenant and the Surety respectively shall be deemed to be made by such persons jointly and severally

                 1.2.2 covenants and obligations made or assumed by any party shall be binding on and enforceable against his personal representatives

                 1.2.3 words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and vice versa and where a party hereto is a corporate body any personal pronoun or possessive adjective used in these Presents shall be construed as an inanimate one

                 1.2.4 any reference to the doing or permitting of any act or thing by the Landlord shall be deemed to include the doing or permitting of that act or thing by the agents workmen servants or other employees or agents of or any contractor engaged by the Landlord and/or any Superior Landlord and/or any mortgagee





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                 1.2.5    any covenant by the Tenant not to do any act or thing
                          shall be deemed to include a covenant not to suffer or permit the doing of that act or thing and to use its best endeavours to prevent such act or thing done by a third party and any positive covenant by the Tenant shall be deemed to include a covenant to procure that the act or thing in question be done

                 1.2.6 all rights reservations permissions and indemnities in favour of the Landlord shall also be for the benefit of any Superior Landlords and any mortgagee to the intent that any Superior Landlords and/or mortgagees shall be entitled to exercise or have the benefit of the same in addition to the Landlord

                 1.2.7 where the consent permission approval or the like of the Landlord is required under any covenant or condition herein contained the same covenant or condition shall be subject to the consent of any Superior Landlords or Mortgagees (if so required) to the intent that the consent of any Superior Landlords and/or Mortgagees shall be a condition precedent to the grant by the Landlord of any consent permission approval or the like (but nothing herein implies that any obligation is imposed upon any Superior Landlords and/or Mortgagees not unreasonably to withhold any such consent) and that the Landlord may require the Tenant to discharge the costs charges and expenses of any Superior Landlords or Mortgagees in respect thereof whether or not the same be proceeded with or acted upon

                 1.2.8 any reference to any statute or any section of any statute shall be deemed to include any amendment modification consolidation or re-enactment thereof and any statutory instrument regulation rules orders or directions made thereunder for the time being in force and any general reference to statute or statutes includes any statutory instrument regulations rules orders or directions made thereunder and any directives or other legislation of the European Community that is directly applicable to England and Wales

                 1.2.9 Any provisions in these Presents conferring an indemnity in favour of the Landlord or imposing an obligation to repay to the Landlord any payment made or expense incurred shall be construed as conferring such indemnity or extending such obligation to repay to any Superior Landlords and/or Mortgagees

                 1.2.10 References to the last year of the Term include the last year of the Term if it determines otherwise than by effluxion of time and references to the end of the Term include any sooner determination of the Term





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2.       DEMISE

         2.1 IN consideration of the rents hereby reserved and of the covenants by the Tenant hereinafter contained the Landlord HEREBY DEMISES unto the Tenant ALL THOSE the Demised Premises TOGETHER WITH the rights and benefits (if any) specified in
                 Part I of the Second Schedule hereto BUT SUBJECT TO (and where appropriate with the benefit of) the exceptions reservations and other matters (if any) specified in Parts II and III of the Second Schedule hereto which are hereby excepted out of this demise and reserved unto the Landlord and all others authorised by the Landlord and the owners and occupiers of any adjoining or neighbouring premises and/or to which the Demised Premises is or may be subject TO HOLD the same (except and reserved and subject as aforesaid) UNTO the Tenant for a term commencing on the 21st day of April, 1997 and expiring on the 20 day of December 2011 YIELDING AND PAYING therefor yearly (and so in proportion for any part of a year) during the Term the rents as set forth in the Third Schedule hereto (exclusive of any Value Added Tax (or similar tax whether in substitution for or in addition to it) charged pursuant to Clause 5.13 hereof or otherwise) by equal quarterly payments in advance on the usual quarter days in each year (namely on the 25th March 24th June 29th September and 25th December) without any deduction or set off whatsoever the first of such payments to be made on the 21st day of April 1997 for the period from the 21st day of April 1997 to the 23rd day of June 1997 AND ALSO YIELDING AND PAYING by way of additional rent from time to time such sum or sums as shall be equal to:

                 2.1.1 the amounts which the Landlord may expend (by payment to the Superior Landlord pursuant to the provisions of the Superior Lease or otherwise) in effecting or maintaining or procuring an insurance of the Demised Premises (including any increased premium payable by reason of any act or omission by the Tenant any sub-tenant or their respective servants agents licensees or invitees) for the full reinstatement value thereof (together with professional fees demolition and site clearance fees) against the Insured Risks and in the event that such insurance is attributable to other premises in addition to the Demised Premises to pay such proportion of such sum or sums as are attributable to the Demised Premises as shall be determined by the Landlord whose decision shall be binding on the Tenant and

                 2.1.2 the amounts which the Landlord may expend in effecting or maintaining insurance against four years' loss of rent hereunder in respect of the Demised Premises (including any likely increase in rent following a review of rent in accordance with the Third Schedule hereto)





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                 2.1.3    any Value Added Tax payable by the Tenant pursuant to
                          the terms of these Presents

         such additional rent to be paid on demand therefor by the Landlord

3.       TENANT'S COVENANTS

         THE Tenant HEREBY COVENANTS with the Landlord as follows

         To pay rents

         3.1 To pay (by bankers standing order if the Landlord so requires) the said rents at the times and in the manner at and in which the same are hereinbefore reserved and made payable without any deduction counterclaim or set off whatsoever

         To pay rates and taxes

                 3.2.1 To pay and discharge all rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary parochial local or of any other description and whether or not of a capital or non-recurring nature) which are now or may at any time hereafter be taxed assessed charged or imposed upon or payable in respect of the Demised Premises or any part thereof or on the owners or occupiers thereof (save for such payment as shall be occasioned by any disposition of or dealing with any estate or interest expectant in reversion on the Term) and in the event that such rates taxes duties charges assessments impositions and outgoings are attributable to other premises of the Landlord in addition to the Demised Premises to pay to the Landlord on demand by way of additional rent such proportion of such rates taxes duties charges assessments impositions and outgoings as are attributable to the Demised Premises as shall be determined by the Landlord whose decision shall be binding on the Tenant

                 3.2.2 If the Landlord shall suffer any loss of rating relief which may be applicable to empty premises following the expiration of the Term by reason of such relief being allowed to the Tenant or any permitted sub-tenant in respect of any period prior to the expiration of the Term to make good such loss to the Landlord forthwith on demand being made therefor

                 3.2.3 Not to agree or by default to allow to be fixed the rateable value of the Demised Premises or any part thereof without the prior written consent of the Landlord and to co-operate with the Landlord in any negotiations with the District Valuer or in respect of any appeal to the Court or to the Lands Tribunal regarding the rateable value of the Demised Premises





                                       5
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         Interest

         3.3 To pay to the Landlord interest (as well before as after any judgement) at the rate of four per cent per annum above either Lloyds Bank PLC Base Rate for the time being or such other designated rate of interest as shall be substituted therefor by Lloyds Bank PLC and in force at the date of commencement of the period in respect of which any payment of interest accrues due under these Presents on any rents and other sums due hereunder in arrear and unpaid after the same shall become properly due from the date such rents or other sums become due to the date of payment thereof PROVIDED THAT this covenant shall be without prejudice to the Landlord's right of re-entry under the provisions of Clause 5.1 hereof

         To Pay Value Added Tax

                 3.4.1 To pay to the Landlord and to indemnify the Landlord against all Value Added Tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) on all taxable supplies received by the Tenant under or in connection with these Presents or in respect of any payment made by the Landlord where the Tenant agrees in these Presents to reimburse the Landlord for such payment

                 3.4.2 In every case where the Tenant covenants to pay an amount of money under these Presents such amount shall be regarded as being exclusive of all Value Added Tax (or similar tax as aforesaid) which may from time to time be legally payable thereon

                 3.4.3 For the avoidance of doubt the Landlord is under no duty to make or not to make any election or exercise or not exercise any right conferred on it by the statutes relating to Value Added Tax (or similar tax as aforesaid) so as to reduce or avoid any liability thereto referred to above and the Tenant hereby irrevocably consents to the Landlord freely exercising such election or right to the extent from time to time permitted by law

                 3.4.4 The Tenant hereby warrants that it will after completion of this Lease use the Demised Premises in the course of a business carried on by it solely for making supplies which would entitle the Tenant to a credit in full for input tax attributable to those supplies and that it will satisfy any similar or additional test introduced in the Finance Act 1997 or elsewhere in order to enable each supply occurring on every rent payment date to be standard rated for VAT purposes and any sale of the reversion to the Demised Premises by the Landlord to be standard rated for VAT purposes and that it will indemnify the Landlord against all losses, costs and expenses arising from a breach of this warranty including without prejudice to the generality





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                          of the foregoing any input tax relating to the
                          Demised Premises for which it fails to obtain credit as a result of the breach

         To pay for all electricity water and other services

         3.5 To pay and discharge and indemnify the Landlord against all charges for electricity water gas telecommunications and other services supplied to or consumed in the Demised Premises and the meter rents in connection therewith and to observe and perform all regulations and requirements of the suppliers and supply authorities in respect of the Demised Premises

         To pay Landlord's costs of abating a nuisance

         3.6 From time to time to pay all costs charges and expenses properly incurred by the Landlord in abating any nuisance at or arising from the Demised Premises and executing all such works as may be necessary for abating such a nuisance whether or not in obedience to a notice served by a local or other competent authority

         To pay costs

         3.7 To pay to the Landlord on demand on a full indemnity basis all costs charges fees disbursements and expenses (including legal costs surveyors fees other professional fees and disbursements and commission payable to a bailiff) which may be properly incurred by the Landlord:

                 3.7.1 in or in contemplation of any proceedings under Sections 146 and/or 147 of the Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court

                 3.7.2 in contemplation of or incidental to the preparation and service of a Schedule of Dilapidations during the Term or following the determination thereof

                 3.7.3 in connection with or in contemplation of the preparation and service on the Tenant of any notice (whether statutory or otherwise) and including the preparation of any schedule to accompany such notice in relation to any breach of any covenant by the Tenant

                 3.7.4 in the supervision or superintendence of any works to be carried out pursuant to any Notice and/or Schedule of Dilapidations whether or not such works shall be carried out during or after the determination of the Term





                                       7
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                 3.7.5    incidental to the recovery of rent or other monies
                          due and payable hereunder or to the remedying of any breach of covenant on the part of the Tenant herein contained

                 3.7.6 in valuations of the Demised Premises for insurance purposes

                 3.7.7 in the assessment of the rateable value of the Demised Premises or any part thereof including any negotiations with the District Valuer and any appeal to the Court or to the Lands Tribunal

                 3.7.8 resulting from all applications by the Tenant for any consent of the Landlord and/or any Superior Landlord together with those of any Superior Landlord and any stamp duty on licenses and counterparts including legal charges and Architects and Surveyors fees actually incurred in cases where consent is refused or the application is withdrawn and in relation to any of the above matters the Landlord is entitled to charge a reasonable fee for any work done by the Landlord itself by any associated or subsidiary company of the Landlord or by their employees PROVIDED THAT the Tenant shall be under no obligations to indemnify the Landlord against any such costs and/or expenses if as a result of litigation or arbitration no order for costs in favour of the Landlord is made

         To pay service charge

         3.8 To pay to the Landlord without any deduction by way of additional rent a proper proportion of the expenses and outgoings incurred by the Landlord under the heads of expenditure and in the provision of services set out in the Fourth Schedule hereto such additional rent (hereinafter called "the service charge") being subject to the following terms and provisions:

                 3.8.1 the proper proportion before mentioned shall be determined by the Landlord and may be varied from time to time and may be a different proportion of different items of such expenses and outgoings dependent upon the situation area and use of the Demised Premises and the said services

                 3.8.2 the amount of the service charge shall be ascertained and certified annually by a Certificate (hereinafter called "the Certificate") signed by or on behalf of the Landlord so soon after the end of the Landlord's Financial Year as may be practicable and shall relate to such year in manner hereinafter mentioned

                 3.8.3 the expression "the Landlord's Financial Year" shall mean the period from the 1 day of March every year to the 28 day of February of the year





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
                          following or such other annual period as the Landlord may in its discretion from time to time determine as being that in which the accounts of the Landlord either generally or relating to the service charge shall be made up

                 3.8.4 A copy of the Certificate for such Landlord's Financial Year shall be supplied by the Landlord to the Tenant on written request without charge to the Tenant

                 3.8.5 the Certificate shall contain a fair summary of the Landlord's said expenses and outgoings incurred by the Landlord during the Landlord's Financial Year to which it relates and the Certificate (or a copy thereof duly certified by the person by whom the same was given) shall be conclusive evidence for the purposes hereof of the matters of fact which it purports to certify

                 3.8.6 the expression the expenses and outgoings incurred by the Landlord as hereinbefore used shall be deemed to include not only those expenses and outgoings hereinbefore described which have been actually disbursed or incurred by the Landlord during the Landlord's Financial Year in question but also such reasonable part of all such expenses and outgoings hereinbefore described which are of a periodically recurring nature (whether recurring by regular period or not) whenever disbursed or incurred and whether prior to the commencement of the Term or otherwise as the Landlord may in its discretion allocate to the year in question as being fair and reasonable in the circumstances (including a sum or sums of money by way of provision for anticipated expenditure in respect thereof)

                 3.8.7 on each of the usual quarter days in every year during the Term (namely on 25th March, 24th June, 29th September and 25th December) the Tenant shall pay to the Landlord in advance one quarter of such sum (hereinafter referred to as "the advance payment") in advance and on account of the service charge for the Landlord's Financial Year current at such date as the Landlord shall from time to time specify at its discretion to be fair and reasonable

                 3.8.8 As soon as practicable after the end of each Landlord's Financial Year the Landlord shall furnish to the Tenant an account of the service charge payable by the Tenant for the Landlord's Financial Year due credit being given therein for the advance payment made by the Tenant in respect of the Landlord's Financial Year and upon the furnishing of such account there shall be paid by the Tenant to the Landlord the service charge or any balance found payable or there shall be allowed by the Landlord to the Tenant against any future payments of the service charge any amount





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
                          which may have been overpaid by the Tenant by way of advance payments as the case may require PROVIDED ALWAYS that the provisions of this sub-clause shall continue to apply notwithstanding the expiration or sooner determination of the Term but only in respect of the period down to such expiration or sooner determination as aforesaid

         To repair interior

         3.9 To repair renew replace and throughout the Term (whether or not the Landlord has served notice requiring the Tenant so to
                 do) to keep the whole of the Demised Premises and every part thereof including (without prejudice to the generality of the foregoing) all drains soil and other pipes sewers sanitary and water apparatus plate glass plant machinery heating and air conditioning apparatus and appurtenances of whatsoever nature belonging to the Demised Premises in good and substantial repair and condition in every respect (damage by any of the Insured Risks excepted unless the policy or policies of insurance shall be vitiated or payment of the policy monies shall be refused in whole or in part in consequence of any act neglect default or omission of the Tenant or any sub-tenant or their respective servants agents licensees or invitees) and forthwith to notify the Landlord in writing with full particulars of any defect or want of repair in respect of which the Landlord may have a liability or a duty of care under these Presents the Defective Premises Act 1972 or otherwise

         To clean windows

         3.10 To clean all windows in the Demised Premises both inside and out at least once in every month during the Term

         To paint interior

                 3.11.1 As often as may be necessary and in any event not less than once in every five years calculated from 25 December 1986 and also in the last six months of the Term (howsoever terminating) to prepare and paint in a proper and workmanlike manner all the inside wood and iron and other work usually painted of the Demised Premises with two coats at least of good quality and suitable paint and to wash down all washable surfaces and to prepare and treat suitably having regard to its nature (whether by varnishing french polishing or otherwise) all internal woodwork of the Demised Premises AND ALSO with every such internal painting to whitewash colourwash grain varnish paper and otherwise decorate or treat in a proper and workmanlike manner all such internal parts of the Demised Premises as have been or ought properly to be so treated





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
                 3.11.2 In the last six months of the Term the tints colours and patterns of all such works of decoration shall be such as shall be approved by the Landlord

                 3.11.3 To carry out all work required to be carried out under the terms of these Presents using good quality and suitable materials and in accordance with good modern practice from time to time

         To comply with all statutes

                 3.12.1 At all times during the Term to observe and comply in all respects with the provisions and requirements of any and every enactment (which expression in this covenant includes any and every Act of Parliament already or hereafter to be passed and any and every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act) so far as they relate to or affect the Demised Premises or any part thereof or the user thereof or the employment therein of any person or any fixtures machinery plant or chattels for the time being affixed thereto or which are therein or used for the purposes thereof and whether required to be observed or complied with by the landlord or tenant or owner or occupier thereof and to indemnify the Landlord at all times against all claims costs charges and expenses in respect thereof and not at any time during the Term to do or omit in on or about the Demised Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

                 3.12.2 To keep the Demised Premises and all parts of it in such state and condition that it may satisfactorily be used and continue in the immediate future to be used for its intended purpose with an appropriate degree of convenience and comfort for the occupants.

                 3.12.3 To comply with all requirements and recommendations from time to time of the insurers of the Demised Premises and of the appropriate authority in relation to fire precautions affecting the Demised Premises

                 3.12.4 Not to obstruct the access to or means of working of any fire alarm smoke detection fire fighting and extinguishing appliances and equipment or the means of escape from the Demised Premises in case of fire or other emergency

                 3.12.5 Not to store or use any dangerous explosive or inflammable oils or substances on or in the Demised Premises

         To deliver up

         3.13 At the expiration or sooner determination of the Term quietly to yield up unto the Landlord the Demised Premises in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on the Tenant's part herein contained (except the Tenant's trade or other fixtures and signs which the Tenant shall remove the Tenant forthwith making good all damage caused to the Demised Premises by such removal) and to give up all keys of the Demised Premises to the Landlord AND IF at the end of the Term the Demised Premises are not in such state and condition as aforesaid then (unless the Landlord has exercised its option under Clause 5.8 hereof) the Landlord shall be entitled to require the Tenant to pay to the Landlord on demand by way of liquidated damages (which the Tenant hereby covenants forthwith to do) the sum certified by the Landlord's surveyor as being equal to the cost of putting the Demised Premises into such state and condition (including without limitation all professional fees properly incurred) and the rent firstly hereby reserved that would have been payable if the Term had been extended for such period as would be reasonably necessary to put the Demised Premises into that state and condition

         To permit entry to view state of repair

         3.14 To permit the Landlord at all reasonable times and as often as may be necessary in every year at reasonable times on giving prior notice to enter into and upon the Demised Premises and examine the state of repair and condition of the same and/or to take schedules or inventories of the Landlord's fixtures fittings plant machinery and equipment thereon and to ensure that nothing has been done or omitted to be done therein or thereon which constitutes or may in the reasonable opinion of the Landlord tend to constitute a breach of any of the covenants or other matters contained in these Presents and within two calendar months or sooner if requisite after notice in writing to the Tenant shall have been given or left at the Demised Premises of all defects and wants of repair found on such examination to repair and make good the same according to such notice and the covenants in that behalf hereinbefore contained and in case the Tenant shall make default in so doing it shall be lawful for the Landlord (without prejudice to the right of re-entry hereinafter referred to) to enter upon the Demised Premises with all necessary workmen tools materials equipment and appliances and repair and restore the same and all expenses properly incurred thereby shall on demand be paid by the Tenant to the Landlord and if not so paid shall be recoverable by the Landlord as rent in arrear AND the Tenant hereby irrevocably appoints the Landlord to be the agent of the Tenant throughout the Term for the purpose of entering on inspecting and viewing the condition of any parts of the Demised Premises not at the time of such inspection in the occupation of the Tenant

         To permit entry for repairs or to carry out works

         3.15 To permit the Landlord and the tenants and occupiers of any adjoining or neighbouring premises now or at any time hereafter belonging to the Landlord or any Superior Landlords with tools and apparatus at any reasonable time or times during the Term upon giving reasonable notice (except in the case of emergency) to enter upon the Demised Premises

                 3.15.1 for the purpose of executing repairs alterations or other works to or upon such adjoining or neighbouring premises and

                 3.15.2 for the purpose of constructing laying down altering repairing cleansing emptying or maintaining any conduits pipes drains channels watercourses sewers wires and cables in connection with or for the accommodation of any such adjoining or neighbouring premises and

                 3.15.3 for any other necessary or reasonable purpose whatsoever including (in the case of the Landlord) any purpose that the Landlord deems necessary in order to enable the Landlord to comply with its covenants under the Superior Lease notwithstanding that the obligation to perform or comply with such covenant may be imposed on the Tenant by this Lease the person or persons exercising such right of entry making good to the Tenant all damage thereby occasioned to the Demised Premises

         To permit Landlord to obstruct lights and easements

         3.16 To permit the Landlord at any time during the Term to erect or rebuild or alter any buildings or erections facing adjoining or near to the Demised Premises to any extent and in any manner the Landlord may think fit notwithstanding that the building so erected rebuilt or altered may obstruct or interfere with the access of light or air for the time being to or enjoyed with the Demised Premises or any part thereof or any buildings for the time being thereon

         To permit works on adjoining premises

         3.17 Not to make any objection to or claim in respect of any works of construction building alteration addition or repair carried out upon any land or property adjoining or near any part of the Demised Premises by the Landlord or any Superior Landlords or any persons authorised by either of them or by the tenants and occupiers of such land or property

         Not to make alterations and additions

                 3.18.1 Not to erect any new buildings on or make any additions or alterations to the Demised Premises or to cut maim remove or damage any of the walls timbers floors or ceilings of the Demised Premises or make any communication into or with any adjacent building or property PROVIDED THAT:

                          3.18.1.1 the Tenant may with the prior written consent of the Landlord make any internal non-structural additions or alterations to the Demised Premises in accordance with plans and specifications approved by the Landlord (such consent and approval not to be unreasonably withheld or delayed in the case of a proposed internal non-structural alteration which in the reasonable opinion of the Landlord does not reduce the value of the Landlord's reversionary interest in the Demised Premises) and

                          3.18.1.2 in the event of the Landlord giving consent to the carrying out of any additions or alterations whatsoever to the Demised Premises the Tenant will at the end or sooner determination of the Term if so required by the Landlord reinstate the Demised Premises to their former state and condition before the carrying out of such alterations or additions and to the reasonable satisfaction in all respects of the Landlord

                 3.18.2 Without prejudice to the generality of the foregoing not to make or permit or suffer to be made any alteration or addition to any electrical installation in or on the Demised Premises except in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the relevant electricity supply company

         Not to set up engines or machinery

         3.19 Not without the prior written consent of the Landlord to set up any fire or stove steam or other engine or any machinery in or upon the Demised Premises

         Not to exhibit any sign without approval

         3.20 Not to exhibit on any part of the exterior of the Demised Premises or upon or in any part of the interior of the Demised Premises so as to be visible from the exterior any sign notice signboard poster advertisement or other structure or equipment except such as shall have been previously approved in writing by the Landlord such approval not to be unreasonably withheld or delayed in addition to any permission required by statute regulation or bye-law and thereafter maintained to the satisfaction of the Landlord

         Not to hang goods

         3.21 Not to hang exhibit or deposit any goods outside the Demised Premises or over any footpath or roadway

         Prohibited activities

         3.22 Not to allow any auction or any meeting for political religious or other similar purpose to be held in the Demised Premises nor to use the Demised Premises or any part thereof for any illegal or immoral purpose or for any offensive disreputable or noisy trade business pursuit or occupation nor for any theatrical or cinema performances or for gaming as defined by the Gaming Act 1968 nor as a staff or other employment agency a hairdresser a betting shop turf accountants' or bookmakers' office an undertaker or travel ticket or estate agency a bank office or building society office a restaurant or take away food shop or as premises for the hiring out of domestic or personal goods or articles or for the reception of goods to be washed cleaned or repaired nor for the sale for consumption on or off the Demised Premises of wine spirits beer or other intoxicating liquor for the cooking of food or for the sale of food or drink for consumption on or off the Demised Premises as a place of entertainment or as a fun fair or amusement arcade as a brothel or disorderly house or as a sex establishment within the meaning of the Local Government (Miscellaneous Provisions) Act 1982 for the sale or keeping of live animals (including birds fish or reptiles) or pet food for the sale hire distribution viewing or display of any books magazines films video or other recordings or other material which in the opinion of the Landlord acting reasonably are offensive as premises of any public or local authority to which the public have access as a market fair or bazaar or for sleeping or residential purposes nor to do nor permit to remain anything in or upon the Demised Premises or any part thereof which may in the opinion of the Landlord be or become a nuisance damage disturbance danger or annoyance to the Landlord or the owners or lessees or occupiers of any adjoining or neighbouring property or which may prejudicially affect the Demised Premises or any adjoining or neighbouring property nor leave the Demised Premises untenanted or uncared for

         User

         3.23 Not to use the Demised Premises or any part thereof otherwise than as offices

         Not to obstruct windows or permit encroachments

         3.24 Not to obstruct any of the windows or lights belonging to the Demised Premises or any adjoining or neighbouring property nor to give to any third party any acknowledgement that the access of light or air to any of the windows or openings in the Demised Premises is enjoyed by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with any third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any of such windows or lights nor to permit any new window light passage drainage or other encroachment or easement to be made into against upon or over the Demised Premises or any part thereof and in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any person or persons whomsoever to give notice thereof in writing to the Landlord immediately the same shall come to the notice of the Tenant and at the cost of the Tenant to do all such things as may be proper or required by the Landlord for preventing any new encroachment or easement being made or acquired

         Not to obstruct sewers drains or watercourses

         3.25 Not to discharge pass or deposit into the sewers drains or watercourses serving the Demised Premises any noxious or deleterious effluent or other substance which shall cause an obstruction or deposit in or injure the said sewers drains or watercourses and in the event of any such obstruction deposit or injury to make good such damage caused to the reasonable satisfaction of the Landlord

         Refuse

                 3.26.1 Not to form any refuse dump or rubbish or scrap heap on the Demised Premises or any part thereof and generally keep the same clean and tidy

                 3.26.2 Not to allow rubbish of any description to accumulate on the Demised Premises and to keep all rubbish and refuse within the Demised Premises in properly covered receptacles to the reasonable satisfaction of the Landlord

         Weights

                 3.27.1 Not to suspend any excessive weight from the main structure or roof of the Demised Premises

                 3.27.2 Not to overload the floors roofs or structures of the Demised Premises or use the same in any manner which will cause undue strain or interference therewith nor to use the Demised Premises or any part thereof in such manner as to subject the same to any strain beyond that which they are designed to bear with due margin for safety

         Electrical Supplies

         3.28 Not to overload the electrical wiring installations and apparatus in or serving the Demised Premises and at all times during the Term to ensure that the same comply with the standard terms and conditions laid down from time to time by the Institution of Electrical Engineers and the regulations of the Electrical Supply Authority or any body of similar standing

         The Planning Acts

                 3.29.1 Not at any time during the Term to do or omit anything on or in connection with the Demised Premises the doing or omission of which shall be a contravention of the Planning Acts or of any licenses consents permissions approvals and conditions (if any) granted or imposed thereunder or under any enactment repealed subsequently and to indemnify the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of such acts and omissions

                 3.29.2 Not without the prior written consent of the Landlord to submit an application for planning permission relating to the Demised Premises to the appropriate national or local or other public authority (hereinafter referred to as "the planning authority") and forthwith to give notice with two copies thereof to the Landlord of all determinations made pursuant to such application and in the event of the planning authority indicating its willingness to grant the desired license consent permission or approval only with modifications or subject to conditions not to accept such modifications or conditions without the consent in writing of the Landlord such consent not to be unreasonably withheld or delayed and to give the Landlord forthwith full particulars of such modifications or conditions

                 3.29.3 Not to implement or otherwise put into effect any licence consent permission or approval relating to the Demised Premises or any part thereof or otherwise affecting the same obtained by the Tenant under or in pursuance of the Planning Acts without first obtaining the licence in writing of the Landlord such Licence not to be unreasonably withheld or delayed and in any such licence as may be granted the Landlord may impose such conditions and requirements as the Landlord shall reasonably think fit

                 3.29.4 If and when the Landlord's licence is obtained pursuant to clause 3.29.3 of this sub-clause to carry out the works and other things authorised by the said licence and the planning permission therein referred to in a good and workmanlike manner and at the cost in all respects of the Tenant and to observe and perform all conditions attached to such licence and planning permission respectively and to keep the Landlord and any Superior Landlords effectually indemnified against all actions proceedings damages penalties costs charges claims and demands whatsoever in respect of the costs of the said application and works and things done in pursuance of the said planning permission and in respect of all breaches (if any) of the said conditions and every part thereof respectively


                 3.29.5 To give notice forthwith to the Landlord of any notice order or proposal for a notice or order under the Planning Acts served on received by or coming to the notice of the Tenant and if so required by the Landlord to produce the same and at the request of the Landlord but at the cost of the Tenant to make or join in making such objections or representation in respect of any proposal as the Landlord may require

                 3.29.6 Not without the consent of the Landlord to serve any notice under the Planning Acts nor to enter into any agreement under Section 106 of the Town and Country Planning Act 1990

                 3.29.7 If and when called upon so to do to produce to the Landlord all such plans documents and other evidence as the Landlord may require in order to satisfy itself that the provisions of this sub-clause have been complied with in all respects

                 3.29.8 If the Tenant shall receive any compensation with respect to the Tenant's interest hereunder because of revocation or modification of a planning permission or of any restriction placed upon the user of the Demised Premises under or by virtue of the Planning Acts then if and when the Tenant's interest hereunder shall be determined whether by surrender or under the power of re-entry herein contained or otherwise the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive a due proportion of such compensation

                 3.29.9 Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated or required to be carried out to the Demised Premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted during the Term

         Alienation

                 3.30.1 Not at any time to assign transfer charge share or part with possession or occupation of part only of the Demised Premises or underlet the whole or part of the Demised Premises or execute any declaration of trust with regard to the whole or part of the Demised Premises nor hold or occupy the whole or part of the Demised Premises as agent for or otherwise for the benefit of another

                 3.30.2 Not to transfer part with or share possession or occupation of the whole of the Demised Premises save by way of an assignment of the whole of the Demised Premises as hereinafter permitted

                 3.30.3 Not to charge the whole of the Demised Premises without the previous consent in writing of the Landlord such consent not to be unreasonably withheld or delayed

                 3.30.4 Not to assign the whole of the Demised Premises without the previous consent in writing of the Landlord which (for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) the Landlord shall be entitled to withhold in any one or more of the following circumstances:

                          3.30.4.1 if the Tenant is unable to provide references (confirming that the proposed assignee is responsible and respectable and will be able to pay the rent and meet the other outgoings and liabilities arising from this Lease) from each of the following categories namely:

                                           (i)     a bank
                                           (ii)    a trade creditor
                                           (iii)   a solicitor or an accountant
                                           (iv)    (if the proposed assignee is
                                                   or has been a tenant of other
                                                   premises) a present or former
                                                   landlord

                                           (except in cases where the financial
                                           status of the proposed assignee is
                                           such that it would be unreasonable
                                           for the Landlord to require such
                                           references)

                          3.30.4.2         if notwithstanding sub-clause
                                           3.30.4.1 the Tenant fails to
                                           demonstrate to the satisfaction of
                                           the Landlord (acting reasonably)
                                           that the proposed assignee is
                                           responsible and respectable and will
                                           be able to pay the rent and meet the
                                           other outgoings and liabilities
                                           arising under this Lease

                          3.30.4.3 if at the date of request for consent to assignment the Tenant has not paid any of the rents due hereunder or has not substantially observed and performed the covenants on the part of the Tenant in this Lease

                          3.30.4.4 if in the Landlord's reasonable opinion the use to which the proposed assignee intends to put the Demised Premises would be in breach of clause 3.22 or 3.23 hereof

                          3.30.4.5 (unless it is unreasonable so to require in all the circumstances) if the ability of the proposed assignee to meet its obligations under the Lease might reasonably be considered to be substantially less than that of the then current tenant)

                 3.30.5 The Landlord shall be entitled (for the purposes of it Section 19(1A) of the Landlord and Tenant Act
                          1927) to give consent subject to the following conditions being satisfied before this Lease is assigned by the Tenant:

                          3.30.5.1 that the Landlord's proper costs disbursements and VAT for the licence to assign and any associated licence for alterations change of use or otherwise are paid

                          3.30.5.2 that the Tenant enters into an authorised guarantee agreement (as defined in Section 16 of the Landlord and Tenant (Covenants) Act 1995 ("the Act") in such form as the Landlord may reasonably require under which:

                                  3.30.5.2.1       the Tenant agrees to be
                                                  liable to the Landlord as
                                                  principal debtor in respect
                                                  of each of the tenant
                                                  covenants (as defined in the
                                                  Act) to the extent that and
                                                  for so long as the proposed
                                                  assignee has any liability
                                                  therefor and is not to be
                                                  released even if the Landlord
                                                  gives the proposed assignee
                                                  extra time to comply with any
                                                  obligations or does not
                                                  insist on its strict terms

                                  3.30.5.2.2       the Tenant guarantees the
                                                  proposed assignee's
                                                  performance of those
                                                  covenants

                                  3.30.5.2.3       the Tenant agrees that in
                                                  the event of this Lease being
                                                  disclaimed it will enter into
                                                  a new lease whose term
                                                  expires no later than the end
                                                  of the Term and whose tenant
                                                  covenants are no more onerous
                                                  than those under this lease
                                                  except that the Tenant will
                                                  not be required to enter into
                                                  any further Additional
                                                  Guarantee Agreement and will
                                                  not be liable for any
                                                  subsequent assignees

                                  3.30.5.3         that any assignee of the
                                                  Demised Premises covenants by
                                                  deed with the Landlord to pay
                                                  the rents reserved by this
                                                  Lease and to observe and
                                                  perform all the covenants on
                                                  the part of the Tenant and
                                                  conditions contained in this
                                                  Lease during the Term until
                                                  released by virtue of the Act

                                  3.30.5.4         that (where it is reasonable
                                                  so to require) in addition to
                                                  the guarantee provided under
                                                  sub-clause 3.30.5.2 at least
                                                  two sureties of a financial
                                                  status acceptable to the
                                                  Landlord (who shall act
                                                  reasonably in judging whether
                                                  their financial status is
                                                  acceptable) shall covenant
                                                  jointly and severally with
                                                  the Landlord that the
                                                  proposed assignee will pay
                                                  the rents reserved by this
                                                  Lease and will perform and
                                                  observe the covenants on the
                                                  part of the Tenant and the
                                                  conditions contained in this
                                                  Lease in such form as the
                                                  Landlord may reasonably
                                                  require under which:

                                  3.30.5.4.1       the sureties referred to in
                                                  3.30.5.4 agree to be liable
                                                  to the Landlord as principal
                                                  debtor in respect of each of
                                                  the tenant covenants (as
                                                  defined in the Act) to the
                                                  extent that and for so long
                                                  as the proposed assignee has
                                                  any liability therefor and
                                                  not to be released even if
                                                  the Landlord gives the
                                                  proposed assignee extra time
                                                  to comply with any
                                                  obligations or does not
                                                  insist on its strict terms

                                  3.30.5.4.2       the sureties referred to in
                                                  3.30.5.4 guarantee the
                                                  proposed assignee's
                                                  performance of those
                                                  covenants

                                  3.30.5.4.3       the sureties referred to in
                                                  3.30.5.4 agree that in the
                                                  event of this Lease being
                                                  disclaimed they will enter
                                                  into a new lease whose term
                                                  expires no later than the end
                                                  of the Term and whose tenant
                                                  covenants are no more onerous
                                                  than those under this Lease

                          3.30.6  Any dispute arising under clauses 3.30.4 or
                                  3.30.5 shall be determined by a Surveyor to
                                  be agreed upon in writing by the Landlord and the Tenant and in default of such agreement a Chartered Surveyor with previous experience of lettings of properties of this nature and in the same locality as the Demised Premises to be nominated by the President for the time being or other senior officer of the Royal Institution of Chartered Surveyors upon the application of the Landlord or the
                                  Tenant who shall act as an arbitrator in
                                  accordance with the Arbitration Acts 1950 and 1979

         Notice of Dealings

         3.31 Within twenty-eight days next after the making thereof without any demand by the Landlord to produce to the Landlord or the Solicitors for the time being of the Landlord for registration all assignments underletting mortgages charges and other dispositions and devolutions of title (together with three certified copies thereof) which shall at any time during the Term relate to the Demised Premises or any part thereof and to pay to the Landlord's Solicitors for the registration of every such document the sum of Twenty pounds (L.20.00) and any further sum which is payable by the Landlord to any Superior Landlords in respect of the registration thereof

         To permit persons to view

         3.32    To permit the Landlord:

                 3.32.1 at any time during the Term to enter the Demised Premises to fix and retain without interference upon any suitable part or parts thereof a notice board stating that the reversion of these Presents or any superior lease is for sale and

                 3.32.2 at any time within twelve calendar months immediately prior to the expiration or sooner determination of the Term and at any time thereafter (or sooner if the rents or any part of them shall be in arrear and unpaid for more than 28 days) to enter the Demised Premises and to fix and retain without interference upon any suitable part or parts thereof a notice board for re-letting the Demised Premises and to permit all persons authorised in writing by the Landlord to view the Demised Premises and to take measurements thereof at reasonable hours in the daytime without interruption

         Notice to Landlords

         3.33 To give immediate notice to the Landlord of any notice or order or proposal for a notice or order or claim of whatsoever nature affecting the Demised Premises or any part thereof served upon or otherwise coming to the notice of the Tenant and if so required by the Landlord to produce the same and at the request of the Landlord but at the cost of the Tenant to make or join in making such objection or representations in respect of any such notice order or proposal as the Landlord may reasonably require

         Indemnity

         3.34 To keep the Landlord fully and effectually indemnified from and against all expenses costs claims demands damages and any other liability whatsoever arising directly or indirectly out of the state of repair and condition of the Demised Premises or any alteration or addition thereto or the electrical installation therein or the user thereof or works carried out or in the course of being carried out to the Demised Premises or otherwise out of any act omission or negligence of the Tenant or of any other person at the Demised Premises with the express or implied authority of the Tenant or anyone deriving title through the Tenant or any breach of any covenant or other provision of these Presents to be observed or performed by the Tenant

         Insurance

                 3.35.1 Not to do or omit any act or thing which may make void or voidable any policy for the insurance of the Demised Premises or of the Building or which may cause an increased premium to be payable for such insurance and (without prejudice to the Landlord's rights of action in respect of a breach of this sub-clause) to repay to the Landlord all sums paid by way of increased premiums and all expenses properly incurred by it in consequence of a breach of the provisions of this sub-clause and all such payments shall be added to the rents hereby reserved and shall be recoverable as rent in arrear

                 3.35.2 In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks or otherwise or if any other event or thing happens against which the Landlord has insured under the terms of these Presents forthwith to give notice thereof to the Landlord

                 3.35.3 to give written notice to the Landlord forthwith of any circumstances or events which may affect any insurance relating to the Demised Premises or affect the decision of any insurer to grant or continue the insurance which the Landlord covenants to effect

                 3.35.4 In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance moneys under any insurance against the same effected thereon being wholly or partly irrecoverable by reason of any act or default on the part of the Tenant or any sub-tenant or their respective servants agents licensees or invitees then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) a fair proportion of the cost (including professional and other fees) of rebuilding or reinstating the Demised Premises

                 3.35.5 To maintain in force throughout the Term an insurance policy in respect of the plate glass windows and glass lights of the Demised Premises against the usual risks of destruction and damage by impact accident or otherwise (including third party risks) in the full reinstatement value thereof with an insurer of repute and the Tenant will punctually pay all premiums for effecting and maintaining such insurance and will produce such policy and the last premium receipt for inspection by the Landlord whenever the Landlord shall reasonably require and the Tenant will apply all money received under such policy in reinstatement of such plate glass and lights and make good any deficiency out of the Tenant's own moneys and if the Tenant shall make default in effecting or maintaining such insurance then the Landlord shall be entitled to effect and maintain such policy and the Tenant shall forthwith on demand reimburse the Landlord all sums paid by the Landlord for such purposes

                 3.35.6 Not (save as required by Clause 3.35.5 hereof) to effect any policy of insurance against any of the Insured Risks in respect of or relating to the Demised Premises in duplication to the cover effected by the Landlord PROVIDED that if any such policy is effected in breach of this clause the Tenant shall pay to the Landlord all monies received under such policy.

         Death of Surety

         3.36 Within fourteen days of the death during the Term of any person who has or shall have guaranteed to the Landlord the payment of the rents and the observance and performance of the covenants on the part of the Tenant herein contained or of such person becoming bankrupt or having a receiving order made against him or making any assignment for the benefit of or entering into any arrangement with his creditors (whether by composition or otherwise) or having a receiver appointed under the Mental Health Act 1953 or (being a company) passing a resolution to wind up or entering into liquidation or having an administrative receiver or an administrator or a receiver and manager appointed or being for any reason removed from the Register of Companies to give notice thereof in writing to the Landlord and if so required by the Landlord at the Tenant's expense in all respects to procure some other person or persons acceptable to the Landlord to execute a guarantee in such form as the Landlord shall reasonably require PROVIDED ALWAYS that if the Tenant shall be a company of which such guarantor was a director the Landlord may require some other director or directors of such company (including such person (if any) as may be appointed to fill the place of such Director) to execute such guarantee as aforesaid

         Defective Premises Act 1972

         3.37    In connection with the Defective Premises Act 1972 ("the said
                 Act"):

                 3.37.1 to notify the Landlord in writing immediately of any defect in the Demised Premises

                 3.37.2 to erect and maintain within the Demised Premises prominent notices or warnings of relevant defects within the meaning of Section 4 of the said Act in such form as the Landlord may from time to time reasonably require

                 3.37.3 to indemnify the Landlord against any damages liabilities losses actions claims proceedings demands costs and expenses arising from any defect in the state of the Demised Premises and/or incurred under
                          Section 4 of the said Act by reason of the Tenant's failure to erect and display such notice

                 3.37.4 to permit the Landlord at any time on reasonable notice to enter upon the Demised Premises for any or all of the following purposes namely erecting and exhibiting notices thereon and giving warning of relevant defects within the meaning of Section 4 of the said Act in the Demised Premises and installing lighting or any other reasonable means of warning or protection against such defects

         Regulations

         3.38 To perform and observe and procure compliance in all respects with such reasonable regulations as may from time to time hereafter be made by the Landlord or the Superior Landlord

         Information

         3.39 To produce to the Landlord upon request all plans documents and other evidence which the Landlord may reasonably require and which is not otherwise readily available to the Landlord to enable the Landlord to satisfy itself that the provisions of these Presents have been complied with

         Superior Lease

         3.40 To perform and observe the lessees covenants (other than the covenant to pay rent) and the restrictions referred to in the Superior Lease in so far as they relate to the Demised Premises notwithstanding any inconsistency between this Lease and the said covenants and restrictions contained in the said Superior Lease and to indemnify and keep the Landlord indemnified against all damages actions proceedings costs claims and demands in any way arising out of a breach of this covenant and not to do omit or suffer anything to be done whereby the Superior Lease may be voided or forfeited

         Documents in Part III of Second Schedule

         3.41 To perform and observe and procure compliance in all respects with the provisions of the Documents referred to in Part III of the Second Schedule hereto and to indemnify the Landlord at all times against all claims costs charges and expenses in respect thereof

         Keyholders

         3.42 To provide the Landlord and any managing agents of the Landlord with written notice of the names and addresses and telephone numbers of at least two keyholders of the Demised Premises and to notify the Landlord of any change in either or both of such keyholders previously so notified

4.       LANDLORD'S COVENANTS

         THE Landlord HEREBY COVENANTS with the Tenant (but not to bind itself after it shall have parted with the reversion immediately expectant hereon nor to incur further liability thereafter) as follows

         Quiet enjoyment

         4.1 That the Tenant duly paying the rents hereby reserved and made payable and observing and performing the covenants and conditions herein contained and on the Tenant's part to be observed and performed shall and may peaceably and quietly possess and enjoy the Demised Premises during the Term without any disturbance by the Landlord or any persons rightfully claiming under or in trust for the Landlord

         Insurance

         4.2 That the Landlord will effect and maintain or (in the event that any Superior Landlords insure the Demised Premises) that the Landlord will use all reasonable endeavours to procure that the Superior Landlords will (subject to such cover being obtainable at a reasonable rate of premium in the UK insurance market and save to the extent that such insurance is rendered void or voidable by reason of any act or default of the Tenant or any sub-tenant or their respective servants agents invitees or licensees) effect and maintain to the full reinstatement value thereof an insurance of the Demised Premises against the Insured Risks and at least four years' loss of rent in respect of the Demised Premises and will or (in the event that any Superior Landlords insure the Demised Premises) will use all reasonable endeavours to procure that the Superior Landlords will apply all moneys received by virtue of any such insurance (other than in respect of loss of rent) towards reinstating the Demised Premises after the destruction thereof or damage thereto unless any moneys payable under such insurance shall be refused in whole or in part by reason of any act or default of the Tenant or any sub-tenant or their respective servants agents licensees or invitees

         Repair and Maintenance

         4.3 That subject to the Tenant paying the rent reserved by sub-clause 3.8 hereof the Landlord will keep in good repair and condition the exterior structure roof foundations entrances passages halls stairways WC's lifts (if any) and landings of the Building and the car park provided that notwithstanding anything herein contained the Landlord shall not be liable to the Tenant for nor shall the Tenant have any claim against the Landlord in respect of:

                 4.3.1 act or default of any other tenant in the Building (unless the Landlord was aware of the impending breach by such tenant and had failed to take reasonable steps to prevent such act or default) or any explosion or the defective working stoppage or breakdown of any appliances apparatus or machinery (including the lifts (if any)) in or connected with or used for the purposes of the Demised Premises or of the Building

                 4.3.2 any interruption in or failure to carry out such repairs by reason of mechanical or other breakdown or frost or other inclement condition or shortage of materials or labour or by reason of any cause beyond the Landlord's control

                 4.3.3 any defect or want of repair unless the Landlord has had notice thereof and has failed to remedy the same within a reasonable period thereafter

         4.4 To pay the rent reserved by the Superior Lease and observe and perform the covenants on its part therein contained so far as the same are not the responsibility of the Tenant by reason of the covenants on its part contained in these Presents

         4.5 At the request and cost of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Superior Lease

5.       PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:

         Proviso for re-entry

         5.1 This Deed is made upon the express condition that if and whenever the said rents sums or other payments or any parts thereof shall be unpaid for fourteen days after any of the days hereinbefore appointed for payment thereof (whether the same shall have been lawfully demanded or not) or if the covenants on the part of the Tenant herein contained shall not be performed or observed or if the Tenant or any surety or guarantor under these Presents shall compound or make any arrangements with its creditors or shall suffer any of the effects of the Tenant to be taken in execution or if the Tenant or any surety or guarantor under these Presents (being a corporation) has a winding-up petition or petition for an administration order presented against it or passes a winding-up resolution (other than for the purposes of an amalgamation or reconstruction resulting in a solvent corporation) or resolves to present its own winding-up petition or is wound-up (whether in England or elsewhere) or is for any reason removed from the Register of Companies or the directors of the Tenant resolve to present a petition for an administration order in respect of the Tenant or if the Tenant or any Surety or guarantor under these Presents is unable to pay or has no reasonable prospect of being able to pay its debts within the meaning of Sections 122 and 123 of the Insolvency Act 1986 or an Administrative Receiver or a Receiver or a Receiver and Manager is appointed in respect of the property or any part thereof of the Tenant or any surety or guarantor under these Presents or if the Tenant or any surety or guarantor under these Presents (being a body corporate) effects a return or reduction of capital or calls a meeting of its creditors or any of them or makes an application to the Court under Section 129 of the Insolvency Act 1986 or submits to its creditors or any of them a proposal pursuant to Section 1 of the Insolvency Act 1986 or enters into any arrangement scheme compromise moratorium or composition with its creditors or any of them or if an unlimited company shall apply to become a limited company or if the Tenant or any surety or guarantor under these Presents (being an individual or if more than one individual then any one of them) notifies the Official Receiver or makes an application to the Court pursuant to Section 253 of the Insolvency Act 1986 or convenes a meeting of his creditors or any of them or enters into any arrangement scheme compromise moratorium or composition with his creditors or any of them (whether pursuant to Part VIII of the Insolvency Act 1986 or otherwise) or is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of Sections 267 and 268 of the Insolvency Act 1986 or has a bankruptcy petition presented against him or is adjudged bankrupt or dies then and in any of the said cases and henceforth the Landlord may re-enter upon the Demised Premises and re-possess the same and immediately thereupon the Term shall cease absolutely and determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant herein contained

         Suspension of rent

                 5.2.1 If the Demised Premises or any part thereof shall at any time be destroyed or so damaged by any of the Insured Risks so as to be unfit for occupation and use and the policy or policies of insurance in respect thereof shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default on the part of or suffered by the Tenant or any sub-tenant or their respective servants agents licensees or invitees then the rent hereby firstly reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Demised Premises shall again be rendered fit for occupation and use or until the loss of rent insurance effected by the Landlord shall be exhausted (whichever is the shorter) and in case of dispute as to the proportion or period of such abatement the same shall be referred to arbitration in accordance with the Arbitration Act 1950 and 1979

                 5.2.2 If the Landlord (whether as a result of being unable to obtain all planning permissions or other requisite consents or otherwise) is unable to procure the reinstatement of the Demised Premises referred to in Clause 4.2 hereof or if these Presents shall be frustrated or if such reinstatement cannot be effected for any other reason beyond the control of the Landlord then the Landlord shall become the absolute owner of all of the insurance moneys received under the policy or policies of insurance effected under Clause 4.2 hereof

         Notices

         5.3 In addition to any other mode of service any notices requiring to be served hereunder shall be validly served if served in accordance with Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or in the case of a company if served in accordance with those provisions at its registered office for the time being

         Compensation

         5.4 If the tenancy hereby granted is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of sub-section (2) of Section 38 of that Act neither the Tenant nor any assignee or underlessee of the Term or of the Demised Premises shall be entitled on quitting the Demised Premises to any compensation under Section 37 of the said Act

         Neighbourinq development

         5.5 Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or buildings of the Landlord and/or any Superior

                 Landlords not comprised in these Presents or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant condition or stipulation entered into by any lessee or tenant of the Landlord or any Superior Landlords in respect of any property not comprised in these Presents or shall operate to prevent or restrict in any way the development of any land not comprised in these Presents

         Exclusion of implied easements

         5.6 The operation of Section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant with the Demised Premises are those expressly set out in these Presents and the Tenant shall not by virtue of these Presents be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord or to any Superior Landlord and not comprised in this Lease

         Continuation of obligations

         5.7 Each of the covenants herein contained on the part of the Tenant shall remain in full force both at law and in equity notwithstanding that the Landlord or any Superior Landlord may have waived or temporarily released any such covenant or waived or released temporarily or permanently revocably or irrevocably any similar covenant or similar covenants affecting any land or buildings of the Landlord and/or any Superior Landlords not comprised in these Presents

         Damages

         5.8 The Landlord shall on giving notice in writing to the Tenant have the option (in lieu of requiring works to be done by the Tenant during the last year of the Term howsoever determined) of requiring the Tenant to pay to the Landlord (which the Tenant hereby covenants forthwith to do) the sum certified by the Landlord's surveyor as being equal to the cost of carrying out such work plus the surveyors fees of and in connection with such certificate and such sums shall be paid by the Tenant to the Landlord within fourteen days of the issue of such certificate

         Waiver and Interest

                 5.9.1 No acceptance of or demand or receipt for rent or the grant of any licence or approval or the registration of any document by the Landlord after knowledge or notice received by the Landlord or its agents of any breach of the Tenants covenants and conditions herein contained shall be or operate as a waiver wholly or partially of any such breach but any such breach shall for all purposes be a continuing breach of covenant so long as such breach shall be subsisting and no person taking any estate or interest under these Presents shall be entitled to set up any such acceptance of or demand or receipt for rent by the Landlord or its agents as a defence in any action or proceedings by the Landlord

                 5.9.2 If the Landlord shall refrain from accepting or demanding rents or other monies due under these Presents where the Landlord reasonably considers that the Tenant is in breach of any of the provisions hereof or might acquire against the Landlord any rights or entitlements then notwithstanding such refusal interest shall be payable as referred to in Clause 3.37 hereof from the due date until the Landlord shall accept payment from the Tenant

         User Warranty

         5.10 Nothing herein contained or implied nor any consent hereafter given by the Landlord shall be taken to be a covenant warranty or representation by the Landlord that the Demised Premises can lawfully be used for any particular purpose and the Term and the rents hereby reserved shall not determine by reason only of any changes modifications or restrictions on user of the Demised Premises or obligations or requirements (if any) hereafter to be made or imposed under or by virtue of the Planning Acts

         Right to distrain

         5.11 If the Tenant shall make default in paying any sum reserved or made payable by Clause 3 of these Presents (other than the rents reserved) such sum shall be recoverable whether formally demanded or not as though it was rent in arrear

         Disputes

         5.12 Any dispute arising between the Tenant and any owner or occupier of adjacent premises (other than the Landlord) as to any right benefit or privilege or any party or other wall or structure or otherwise shall be determined on behalf of the Tenant by the Landlord whose decision shall bind the Tenant and whose fees shall be payable as the Landlord may direct

         Value Added Tax

         5.13 The Landlord shall have from time to time full and free right to exercise any statutory option to have or cease to have any rents or other sums treated as liable to Value Added Tax (or similar tax as aforesaid)

         Commission

         5.14 Any commission or allowances paid or made to the Landlord in respect of any insurance effected by the Landlord hereunder may be retained by the Landlord for its own account

         Landlord's liability

         5.15 The Landlord is not responsible to the Tenant or to anyone in the Demised Premises with the Tenant's express or implied authority for any accident injury damage or loss

         Tenant's goods

         5.16 The Tenant irrevocably appoints the Landlord to be the Tenant's agent to store or dispose of any effects left by the Tenant on the Demised Premises for more than ten working days after the end of the Term on any terms that the Landlord thinks fit and the Landlord shall not be liable to the Tenant save to account for the net proceeds of sale less the reasonable costs of storage and of the sale and any other expenses incurred by the Landlord and the Tenant will indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary is proved) that such property belonged to the Tenant and against any damage occasioned to the Demised Premises and any actions claims proceedings costs expenses and demands made against the Landlord caused by or related to the presence of such effects in or on the Demised Premises following the end of the Term

         Party Structures

         5.17 Such of the division walls fences or structures as divide the Demised Premises from other premises shall be deemed to be party structures subject to the provisions of Section 38 of the Law of Property Act 1925 and shall be maintained and repaired accordingly

         Exclusion of representations

         5.18 The Tenant acknowledges that it has not entered into these Presents in reliance wholly or partly on any representation or warranty made by or on behalf of the Landlord

         Jurisdiction

         5.19 These Presents shall be governed by and are to be construed in all respects in accordance with the laws of England and Wales and each of the parties hereby submits to the exclusive jurisdiction of the Courts of England and Wales

         Headings

         5.20 The headings hereto and the headings to the Schedules hereof shall not affect the construction of these Presents

         Break Clause

                 5.21.1 If the Tenant shall wish to terminate this Lease on the 25 day of December 2001 and shall have given the Landlord not less than six months prior notice of such desire and shall up to date of service of such notice and up to the date of its expiry have paid the rents reserved by and performed and observed the covenants on the part of the Tenant contained in this Lease then upon the expiry of such notice the term granted by this Lease shall determine but without prejudice to the rights of the Landlord in respect of any antecedent breach of covenant by the Tenant

                 5.21.2 If the Tenant shall wish to terminate this Lease on the 25 day of December 2006 and shall have given the Landlord not less than twelve months prior notice of such desire and shall up to date of service of such notice and up to the date of its expiry have paid the rents reserved by and performed and observed the covenants on the part of the Tenant contained in this Lease then upon the expiry of such notice the term granted by the Lease shall determine but without prejudice to the rights of the Landlord in respect of any antecedent breach of covenant by the Tenant

         Court Order

         5.22 Having been authorised so to do by an Order of the Central London County Court made on the 8th day of April 1997 the parties hereto agree that the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 (as amended) shall not apply to the tenancy created by these Presents

         Superior Lease

         5.23 If there shall be any conflict between the terms of the Superior Lease and the terms of this Lease then the terms of the Superior Lease shall prevail

                 1.4 the ceilings of the Demised Premises up to the underside of the structural slab or joists as the case may be

         New Lease

         5.24 The parties hereto agree and declare that this Lease is a new lease within the meaning of the Landlord and Tenant (Covenants) Act 1995

I N W I T N E S S whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered the day and year first before written

                     THE FIRST SCHEDULE above referred to
                            (The Demised Premises)

ALL THOSE premises on the Ground Floor of the Building shown for the purposes of identification only edged red on Plan number 1 annexed hereto and there shall be INCLUDED in the demise:-

         1.1 all floors of the Demised Premises excluding the structural slab or joists as the case may be but including floor screeds and other finishes

         1.2 the internal surface and plaster of all external walls and columns down to the structure

         1.3     all internal non-structural walls and staircases

                 1.5 the windows window frames and the glass therein and all doors serving the Demised Premises

                 1.6 all service media and conducting media situate within and serving the Demised Premises

AND there shall be EXCLUDED from the demise:

                 2.1      the main structure of the Building

                 2.2 save as mentioned in 1.2 and 1.3 above the external walls and columns of the Building

                 2.3 any service media and conducting media within the Demised Premises which do not serve the Demised Premises in any way

                 2.4 the letterbox the approximate position of which marked by a letter X on the Plan number 1 annexed hereto

                     THE SECOND SCHEDULE above referred to
                                    PART I
                                (Rights Granted)

(a) The full free and uninterrupted passage and running of water soil gas and electricity mains water and all other services to and from the Demised Premises through and along all conduits pipes drains channels watercourses sewers wires and cables which are or may hereafter during the Term be in or over or under any adjoining or neighbouring property of the Landlord

(b) The right to park 19 private motor vehicles in such spaces as the Landlord shall locate within the area shown edged blue on Plan number 2 annexed hereto


(c) The right to use the common parts of the Building for all proper purposes in connection with the use and enjoyment of the Demised Premises

(d) The right of support and protection for the Demised Premises that is now enjoyed from the Building

(e) The right on prior notice at a time convenient to the party whose premises are to be entered (save in case of emergency) to enter any parts of the Building as may be reasonably necessary to enable the Tenant to comply with its obligations under the Lease the Tenant in all cases causing as little damage as possible and forthwith making good all damage caused by such entry to the satisfaction of the Landlord or such party referred to above

                                    PART II

                         (Exceptions and Reservations)

(a) The full free and uninterrupted passage and running of water soil gas and electricity mains water and all other services from and to the neighbouring adjoining or adjacent land and premises of the Landlord through and along all conduits pipes drains channels watercourses sewers wires and cables which are or may hereafter during the Term be in or over or under the Demised Premises with power for the Landlord to enter the Demised Premises in accordance with the provisions of this Lease

(b) The right to enter upon the Demised Premises for all or any of the purposes mentioned in these Presents

(c) The right at any time to build on rebuild or alter any adjoining or neighbouring premises according to such plans (whether as to height extent or otherwise) and in such manner as the Landlord decides even though this may interfere with the access of light or air to the Demised Premises

(d) The right to use any adjoining or neighbouring premises for any purpose whatsoever and without imposing upon any adjoining or neighbouring premises any restrictions or conditions similar to those imposed upon the Tenant

(e) All liberties privileges easements quasi-easements rights benefits and advantages over the Demised Premises now or from time to time enjoyed or intended to be enjoyed by any premises now or at any time belonging to the Landlord

(f)      A right of access to the BT telephone box situated within the Demised
         Premises

                                    PART III

                  (Documents relating to the Demised Premises)

1. The entries contained in the registers of title numbers K626325 and K544206

2. Transfer dated 2 August 1982 made between the District Council of Sevenoaks (1) D M Maynard and T G Maynard (2)

3. Deed dated 6 March 1987 made between Let Offices Limited (1) M & G Life Assurance Company Limited (2) Landlink Two Limited (3) Payless DIY Limited (4) Ward White Retail (UK) Limited (5)

                      THE THIRD SCHEDULE above referred to

1. In this Schedule the following expressions shall have the following meanings:

         1.1     "the first rent period"
                 shall mean the period commencing on the 21st day of April 1997 and ending on the 24 day of December 2001

         1.2     "subsequent rent periods"
                 shall mean the successive periods commencing on each appropriate date and expiring on the next appropriate date

         1.3     "appropriate date"
                 shall mean the day following the expiry of the first rent period and each subsequent fifth anniversary thereof and the day preceding the expiry of the term hereby granted

         1.4     "open market rental value"
                 shall mean the best yearly rent for which the Demised Premises might reasonably be expected to be let with vacant possession in the open market by a willing landlord to a willing tenant or tenants in whole or in parts (whichever produces the higher rent) for a term of equal length to the Term (commencing on and computed from the appropriate date) upon the terms and conditions of these Presents (save as to the rent hereby reserved but including these provisions for review and save as to any restrictions on the use of the Demised Premises) and upon the supposition (if not a fact)

                 1.4.1 that the Landlord and the Tenant have complied with all the covenants and conditions on their respective parts herein contained

                 1.4.2 that the Demised Premises are fully fitted out and equipped and are fit ready and available for immediate occupation and use

                 1.4.3 that no reduction is to be made to take account of any rental concession or of any monetary or other inducement which on a new letting with vacant possession might be granted to the incoming tenant

                 1.4.4 that no work has been carried out thereon by the Tenant or any undertenant or their predecessors in title which has diminished the letting value of the Demised Premises

                 1.4.5 that the Landlord would grant consent to assignment or underletting in accordance with (but without prejudice to) the provisions of these Presents

                 1.4.6 that any Value Added Tax charged can be recovered in full by the incoming tenant

                 1.4.7 that if the Demised Premises have been destroyed or damaged they have been fully restored there being disregarded any effect on rent of

                 1.4.8 the fact that the Tenant or the Tenant's predecessors in title have been in occupation of the Demised Premises or any part thereof

                 1.4.9 goodwill attaching to the Demised Premises by reason of the carrying on there at of the particular trade or business of the Tenant

                 1.4.10 any improvement carried out during the Term by the Tenant to the Demised Premises to which the Landlord has given its written consent (where required) at the Tenant's own expense in accordance with the terms of these Presents otherwise than in pursuance of an obligation to the Landlord

                 1.4.11 any possibility that the Demised Premises may be demolished redeveloped or substantially altered or may be occupied by the Landlord for purpose of its business at the end of the Term

                 1.4.12 any effect on rent of any restrictions imposed by any statute which operate to impose any limitation in relation to the review of rent or the collection of any increase in rent

                 1.4.13 the taxable status of any party for the purpose of Value Added Tax or any other tax

                 1.4.14 any estimate of future rent calculated in relation to any loss of rent provision in any insurance policy relating to the Demised Premises

                 1.4.15 any obligation on the Tenant arising under these Presents to rebuild reinstate or replace the Demised Premises or any part or parts thereof

                 1.4.16 the fact that any part of the Demised Premises may be or become available for letting but be underlet

2. The yearly rent payable under these Presents for the Demised Premises shall be:

         2.1 For the first rent period the sum of SIXTY TWO THOUSAND ONE HUNDRED POUNDS ( L.62,100)

         2.2 In the subsequent rent periods a sum equal to the yearly rent payable immediately before the appropriate date or (if greater) to the open market rental value of the Demised Premises on the appropriate date

3. If the Landlord and the Tenant shall not have agreed the open market rental value before the appropriate date (or by such later date as may be agreed in writing by the Landlord and the Tenant) the open market rental value shall be determined by a Surveyor (hereinafter called "the appointed Surveyor") to be agreed upon in writing by the Landlord and the Tenant and in default of such agreement a Chartered Surveyor (who shall so far as practicable be a Chartered Surveyor with previous experience of lettings of properties of this nature and in the same locality as the Demised Premises) to be nominated by the President for the time being or other senior officer of the Royal Institution of Chartered Surveyors upon the application of the Landlord at any time after the appropriate date

4. The determination of the open market rental value by the appointed Surveyor (which shall at the option of the Landlord be made by him as an expert or as an arbitrator in accordance with the Arbitration Act 1950 and 1979) shall be final and binding on the Landlord and the Tenant

5.       In the case of reference to an expert:

         5.1 the appointed Surveyor shall afford to each of the parties an opportunity to submit representations valuations and reasons to him which the appointed Surveyor shall consider but by which he shall not be bound and shall give to the parties written notice of the amount of the open market rental value as determined by him

         5.2 the costs of any reference to the appointed Surveyor shall be in his award and failing such award the costs shall be payable by the parties in equal shares

         5.3 if the appointed Surveyor shall fail to give notice of his determination within a reasonable period or if he shall die or shall be unwilling to act or become incapable of acting or if for any other reason he is unable to act then either the Landlord or the Tenant may request the President for the time being or other senior officer of the Royal Institution of Chartered Surveyors to discharge the appointed Surveyor and appoint another Surveyor in his place which procedure may be repeated as many times as necessary

6. In the case of an arbitration the parties shall be entitled to submit evidence of the decision of any Court as to level of rent pursuant to the Landlord and Tenant Act 1954 and of the decision of any arbitrator and the appointed Surveyor shall be entitled to have regard to such evidence

7. If on the appropriate date the open market rental value shall not have been agreed or determined as aforesaid the yearly rent reserved hereunder immediately before the appropriate date shall continue to be payable until the agreement or determination of the open market rental value but so that immediately on demand after such agreement or determination the excess (if any) of the amount which would have been payable had the agreement or determination been made before the appropriate date over the amount actually paid by the Tenant shall be paid by the Tenant to the Landlord together with interest at the rate of two per cent per annum above Lloyds Bank PLC Base Rate for the time being or such other designated rate as shall be substituted therefor by Lloyds Bank PLC and in force at the date of commencement of the period in respect of which any payment of interest accrues due under this paragraph on the excess (if any) from the appropriate date to the date of payment thereof and if not paid shall be recoverable as rent in arrear

8. If on the appropriate date there shall be in force any enactment (which expression includes any Act of Parliament now or hereafter in force as well as any instrument regulation or order made thereunder or deriving validity therefrom) which shall relate to the control of rents and which shall restrict interfere with or affect the Landlord's right to revise the rent hereby reserved in accordance with the terms hereof or to recover the whole or any part of such revised rent then the Landlord shall be entitled

         8.1 once following each removal or modification of such enactment to serve notice (hereinafter called an "Interim Notice") upon the Tenant and from and after the date of service of such Interim Notice until the next appropriate date or the service of the next Interim Notice or the expiration of the Term (whichever shall first occur) the rent shall be increased to whichever is the higher of the open market rental value at the date of service of the Interim Notice or the rent payable immediately prior thereto and the provisions of this Schedule shall apply accordingly with the substitution of the said date of service for the relevant appropriate date

         8.2 to recover any increase in rent with effect from the earliest date permitted by law

9. If and when the open market rental value has been agreed or determined as aforesaid the Landlord and the Tenant shall forthwith at the cost of the Tenant execute memoranda recording such agreement or determination

                              THE FOURTH SCHEDULE

                                 Service Charge

         1.1 the repair (including rebuilding where necessary or desirable) renewal replacement maintenance amendment cleansing and redecoration and other works to put and keep in good and substantial repair and condition and (where applicable) in good working order:

                 1.1.1 the exterior structure roof and foundations of the Building but excluding nevertheless such parts thereof as are included in the Demised Premises and also the corresponding parts of all other tenanted premises in the Building

                 1.1.2 the entrances passages halls stairways WC's lifts (if any) and landings and all other parts of the Building (all of which are hereinafter called "the said common parts")

                 1.1.3 all conduits pipes drains channels watercourses wires and cables in under or upon the Building which shall serve the same (excluding nevertheless any which are included in the Demised Premises or other tenanted premises in the Building

                 1.1.4 all apparatus plant equipment and machinery serving the lifts heating hot water systems security systems entry phones and the electric lighting appliances in the Building

                 1.1.5 the boundary walls and fences of and in the curtilage of the Building

                 1.1.6 the forecourts yards pathways approach roads and car parks within the curtilage of the Building

                 1.1.7 all parts of the Building not hereinbefore mentioned including all parts thereof used for or in connection with the provision of services

         1.2     the cleaning and lighting of the said common parts

         1.3 the provision of heating to such temperature as the Landlord may deem adequate between the first day of October and the first day of April inclusive in each year or during such shorter period or periods as the Landlord may deem adequate having regard to weather conditions at the time prevailing and between the hours of 8 a.m. and 6 p.m. on weekdays (excluding Saturdays Sundays Bank Public and other general holidays) and constant hot water between such times and on such days as aforesaid throughout the year

         1.4 the supply provision purchase maintenance repair and renewal as need be of such fire fighting equipment or apparatus in the said common parts and such fire escapes for the Building as the Landlord may deem desirable or necessary or as may be required to be supplied and maintained by it by statute or by the fire authority for the district

         1.5     the cleaning of the windows in the said common parts

         1.6 the supply provision purchase maintenance renewal replacement and repair of all appurtenances fixtures and fittings bins receptacles tools appliances materials and other things (including but without limiting the generality of the foregoing telephone or telephones) which the Landlord may deem desirable or necessary for the maintenance upkeep or cleanliness of the Building or for the better performance and supply of the duties and services referred to in this Schedule

2. The costs of supply of electricity gas oil and other fuel and all materials and commodities for all purposes referred to in this Schedule

3. The costs of employing staff for the performance of the duties and services referred to in this Schedule and for the general conduct management and security of the Building and all parts thereof and all other incidental expenditure in relation to such employment (including but without limiting the generality of such provision) the payment of statutory and such other insurance health pension welfare and other payments contributions and premiums that the Landlord may in its absolute discretion deem desirable or necessary and the provision of uniforms working clothes tools appliances cleaning and other materials bins receptacles and other equipment for the proper performance of their duties

4.       The costs of the supply of water to the Building

5. All rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary parochial local or of any other description and whether or not of a capital or non-recurring nature) which are now or may at any time hereafter be taxed assessed charged or imposed upon or payable in respect of all parts of the Building not exclusively occupied by a tenant

6. The cost of insuring and keeping insured the Building pursuant to sub-clause 4.2 hereof

7. The establishment and maintenance of a sinking fund to provide for depreciation and replacement of any boilers apparatus equipment plant and machinery used in and about the Building

8. The fees of the Landlord and/or the Landlord's Agent for the general management of the Building including fees for collection of rents provided that such fees shall at no time exceed the maximum therefor allowed by the scales authorised for the time being of the Royal Institution of Chartered Surveyors

9. The proper cost of preparing and auditing service charge accounts and the Certificate (whether carried out by the Landlord or by its agents or accountants)

10. The proper and reasonable cost of obtaining such professional advice as may from time to time be required in relation to the management of the Building and the provision of the duties and services referred to in this Schedule

11. The amount which the Landlord may be called upon to pay towards the expense of making rebuilding renewing repairing maintaining lighting and cleansing all party walls fences and structures and all service areas access ways and roads and all pipes sewers drains watercourses wires cables and other things used or to be used for the Building in common with other premises near or adjoining thereto

12. The cost of taking all steps deemed desirable or expedient by the Landlord for complying with and making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning fire escapes Town and Country Planning public health highways streets drainage or other matters relating or alleged to relate to the Building and for which the Tenant or the tenants of other tenanted premises in the Building are not directly liable

13. Commitment fees interest and any other cost of borrowing money when necessary to finance the duties and services referred to in this Schedule

14. All other things done and services provided for the benefit of the occupiers of the Building or in the interests of good estate management

PROVIDED ALWAYS that the Landlord may at its absolute discretion withhold add to extend vary or make any alterations to the rendering of the said duties and services or any of them from time to time if the Landlord at its like discretion deems it desirable so to do for the more efficient conduct and management of the Building




THE COMMON SEAL of PAYLESS        )
PROPERTIES LIMITED was            )                [SEAL]
hereunto affixed in the           )
presence of:                      )

                  Director  /s/   [illegible signature]

                  Secretary /s/   [illegible signature]